Exhibit 10.3

2013 Approved Company Share Option Plan Sub-Plan to the Oxford Immunotec Global PLC Share Incentive Plan

APPROVED OPTION CERTIFICATE – FOR APPROVED OPTION

This is to certify that [*****] of [*****] (the "Optionholder") is the holder of an option to acquire up to a maximum of [*****] shares of £0.006705 each in Oxford Immunotec Global PLC at a price of [*****] per ordinary share (the "Option").

1.	The Date of Grant of the Option is [*****].

2.

This Option was granted on [*****] under the Rules of the 2013 Approved Company Share Option Plan Sub-Plan to the Oxford Immunotec Global PLC (the "Company") Share Incentive Plan (as it may be amended from time to time, the "Plan"). Terms defined in the rules of the Plan (but not defined in this Approved Option Certificate) shall have the same meaning as set forth in the Plan in this Approved Option Certificate, unless the context requires otherwise. The provisions of this Approved Option Certificate are included only as a summary of certain important provisions of the Plan.

3.	The Option is exercisable in accordance with the Plan. The exercise of the Option is subject to the satisfaction of the performance condition set out in Schedule 1 to this deed.

4.	The Option shall vest in accordance with the vesting schedule set out in Schedule 3 to this deed.

5.	The Option is subject to:

a.	Schedule 4 to the Income Tax (Earnings and Pensions) Act 2003 (Schedule 4);

b.	any other legislation applying to share plans approved under Schedule 4; and

c.	the rules of the Plan.

Provided that the requirements of Schedule 4 shall take precedence.

6.	The Option Shares are not subject to any Relevant Restrictions.

7.	A condition of the exercise of the Option is that the holder of the Option agrees to pay any secondary Class 1 NIC (Employer's NIC) arising on such exercise.

8.	This Option is not transferable and will lapse upon the occasion of an assignment, charge, disposal or other dealing with the rights conveyed by it.

9.	The grant and existence of the Option shall not affect the terms of the Optionholder's employment with the Company or any other company of which the Company has (or had) Control.

10.	The Optionholder shall have no rights to compensation or damages on account of any loss concerning the Option or the Plan that arises (or is claimed to arise), in whole or in part, from:

a.	the termination of any office or employment held by the Optionholder;

b.	any notice to terminate office or employment given by the Optionholder;

c.	any company ceasing to be a member of the Group;

d.	the transfer of any business to a person which is not a member of the Group; or

e.	the loss of HMRC approval of the Option or the Plan.

This clause 10 applies however the relevant circumstances are caused and however damages or compensation may be claimed.

The grant of the Option does not give the Optionholder any right to receive further options under the Plan, or any other share incentives or bonuses.

The value of any benefit realised from the Option shall not be taken into account in determining the Optionholder's entitlement to any pension or similar benefit.

11.

To exercise the Option, the Optionholder should fill in and sign an exercise notice in the form provided by the Company and submit it to the Company. The Optionholder should note that if he or she exercises his or her Option within three years of the Date of Grant, favourable tax treatment will generally not be obtained, unless particular circumstances apply.

A copy of the Rules of the Plan may be obtained on request from the Elizabeth M. Keiley, Corporate Secretary.

SIGNED as a Deed

by Oxford Immunotec Global PLC

acting by

____________________________________

Director

____________________________________

Secretary

DATED:     [*****]

THIS CERTIFICATE IS IMPORTANT AND SHOULD BE KEPT IN A SAFE PLACE

SCHEDULE 1

Performance Condition

SCHEUDLE 2

Relevant Restrictions

 SCHEDULE 3

Vesting Schedule

Vesting Commencement Date:                [*****]

The vesting schedule is as follows:

(a)

the Option shall vest monthly in equal installments from the Vesting Commencement Date, provided that no portion of the Option shall become exercisable until the Optionholder has completed 24 months of continuous employment with the Company following the Optionholder’s first day of employment with the Company; and

(b)	the Option shall be fully vested on the fourth anniversary of the Vesting Commencement Date; and

(c)	the number of Shares which vest shall be rounded down to the nearest whole number of Shares.

Notwithstanding the foregoing, if any person obtains Control of the Company in accordance with Rule 7.1 of Appendix A of the Company’s 2013 Share Incentive Plan only, the 24 month continuous employment condition set forth in clause (a) above shall be disapplied.